UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2021
Atkore International Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)

(708) 339-1610
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On January 28, 2021, Atkore International Group Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, three proposals were submitted to the Company's Stockholders, each of which is described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 11, 2020. As of the record date, 47,560,211 shares of common stock were issued and entitled to vote at the Annual Meeting.

The final voting results were as follows:

Proposal 1: The Company's stockholders elected the following Class I and Class II directors to serve for a term expiring at the 2022 Annual Meeting and until a successor has been elected and qualified, or until his or her earlier death, resignation or removal. The voting results are set forth below.

Class I Directors

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Betty R. Johnson	41,466,447	50,738	17,763	2,438,482
William E. Waltz Jr.	41,454,630	62,570	17,748	2,438,482
A.Mark Zeffiro	41,416,970	99,983	17,995	2,438,482

Class II Directors

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jeri L. Isbell	41,380,711	135,965	18,272	2,438,482
Wilbert W. James Jr	41,326,174	190,778	17,996	2,438,482
Michael V. Schrock	41,465,359	51,606	17,983	2,438,482

Proposal 2: The Company's stockholders approved the advisory vote approving executive compensation. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
40,109,094	1,026,759	399,095	2,438,482

Proposal 3: The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2020. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
43,012,987	949,551	10,892	N/A

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INTERNATIONAL GROUP INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: January 28, 2021